Developing Innovative Inhaled Treatments for Serious Lung Infections November 2011

This presentation contains forward-looking statements which are made pursuant to provisions of
Section 21E of the Securities Exchange Act of 1934. Investors are cautioned that such statements in this presentation, including statements relating to our financial position, results of operations, the status and the results of preclinical studies and clinical trials and preclinical and clinical data described herein, the timing of responses to information and data requests from FDA, the development of our products, and the business strategies, evaluations, plans and objectives of management, constitute forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements.  Our results may be affected by such factors as the receipt and timing of FDA and other regulatory reviews and approvals, if at all, competitive developments affecting our product development, delays in product development or clinical trials, and patent disputes involving currently developing products.  The risks and uncertainties include, without limitation, we may experience unexpected regulatory actions, delays or requests, our future clinical trials may not be successful, we may be unsuccessful in developing our product candidates or receiving necessary regulatory approvals, we may experience delays in our product development or clinical trials, our product candidates may not prove to be commercially successful, our expenses may be higher than anticipated and other risks and challenges detailed in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2010 and our Quarterly Report on Form 10-Q for the quarter ended
September 30, 2011.  Investors are cautioned not to place undue reliance on any forward-looking statements which speak only as of the date of this presentation. We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances that occur after the date of this release or to reflect the occurrence of unanticipated events.
Safe Harbor Statement

Insmed: Value Proposition
Attractive
Late-Stage
Opportunity
Arikace® (liposomal amikacin for inhalation), is Phase 3-ready for cystic fibrosis (CF) Pseudomonas and Phase 2-ready for non-TB mycobacteria
(NTM) lung infections
Amikacin is an FDA-approved antibiotic, long recognized as one of the most effective treatments for gram-negative infections
Arikace has strong Phase 2 efficacy and safety data in CF
Compelling
Business Model
Arikace has global annual market potential of over $1 Billion in CF and NTM
Limited commercial infrastructure required
Orphan drug indications with high unmet need
Strong IP and potential for extended exclusivity
Strong Balance
Sheet &
Experienced
Management
As of end of 3Q 2011, company had ~$85 million in cash and no debt
Over 150 years of combined experience in pharmaceutical industry and drug development
Arikace® is a potentially highly differentiated product opportunity that offers a compelling business model in two orphan diseases
* Arikace® is a registered trademark of Insmed Corporation

Arikace® — Update on Clinical Hold
Insmed announced in October 2011 that the FDA is continuing the clinical hold placed in August 2011 on the Phase 3 clinical trials for Arikace in CF and NTM. The Agency stated that based on the information provided to date it has insufficient information to assess the risks of Arikace in CF and NTM patients following the results of a long term rat inhalation study.
Agency has requested that Insmed conduct a 9-month inhalation dog toxicity study of Arikace to determine if the findings in the rat inhalation carcinogenicity study are also demonstrated in a non-rodent model, and to identify a more targeted CF patient population/disease state where the risk profile of Arikace may be more favourable
Insmed was informed during further dialogue with the Agency that, if the Company chooses to proceed, the required 9-month dog inhalation toxicity study of ARIKACE can be conducted in parallel with the CF phase 3 clinical trials in human subjects
FDA is requiring that Insmed conduct a phase 2 clinical trial in adult NTM patients intended to provide proof-of-concept efficacy and safety data for ARIKACE in NTM before the Company can proceed with a phase 3 clinical trial.
Based on the efficacy and safety data generated from the Phase 2 clinical trial program,
Insmed continues to believe Arikace® has the potential to be an important treatment option for CF and NTM patients
Insmed continuing with evaluation of potential next steps with ARIKACE program

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INSMED INCORPORATED

Arikace®: Amikacin Summary
Amikacin is an FDA-approved antibiotic with proven efficacy in the treatment of gram-negative infections, including Pseudomonas and NTM
Member of the aminoglycoside
class of antibiotics
The value of the IV use has been
limited by issues of nephro-
toxicity and ototoxicity
Arikace (liposomal amikacin for inhalation) delivers high, sustained levels of drug to the lung while reducing systemic exposure to well below established toxicity levels

Arikace: Proprietary Liposomal Formulation
Engineered Specifically for Lung Delivery
Prolonged lung residence time
Minimal systemic exposure
Biofilm penetration
Preferential uptake into macrophages
Benefit
Arikace delivers the potency of Amikacin at the site of lung infection while minimizing potential systemic toxicity
Potential for greater efficacy
Addresses safety concerns
Once-a-day dosing and
potential for greater efficacy
Potential for greater efficacy
Lipid Polar Head Groups
(at Both Surfaces)
Lipid Hydrophobic Chains
(Bi-Layer Interior)
Water Core (where Amikacin resides)

Arikace: Delivery Using Proprietary eFlow
®
Technology
Arikace is delivered once daily via the state-of-the-art PARI Optimized,
Investigational eFlow Nebulizer System with Advanced Mesh Technology
Fast
drug delivery with efficient
lung deposition
Small, portable, silent and
cordless device weighs less than
10 ounces.
eFlow Technology Device
exclusivity from PARI Pharma for
15 years after first commercial
sale of Arikace
* eFlow
®
is a registered trademark of PARI Pharma GmbH

Median Survival Age (Years)

→

INSMED INCORPORATED

Arikace—Cystic Fibrosis
Epidemiology and Disease Description
Cystic fibrosis is a life-threatening disease with significant unmet needs that is growing in prevalence
Affects about 30,000 children
and adults in the U.S. (70,000
worldwide)
Inherited disease that causes
thick, sticky mucus to build up
in the lungs
Despite expanded use of current
products, lung function often
continues to decline
High treatment burden
major compliance issue
20
25
30
35
40
45
1985 2008
U.S. CF Patients
Median Predicted Survival Age
Source:  Adapted from Cystic Fibrosis Foundation, Patient Registry
2008 and 2007 Annual Reports, Bethesda, Maryland.

Arikace—Cystic Fibrosis
Need for New Inhaled Antibiotics
Current inhaled antibiotics produce modest efficacy in a limited patient population providing an opportunity for Arikace to become first-line treatment
Current inhaled antibiotics are not indicated for a significant segment of the CF population -- patients with FEV-1 % predicted of greater than 75%
Efficacy of current inhaled antibiotics declines from cycle to cycle and is not sustained in the off-treatment period
Lung function continues to decline at an average of 1% to 3% per year with some patients experiencing much greater declines

FEV$_1$% Predicted Relative Change from Baseline (SE)
12
10
8
6
4
2
0
-2
-4
-6
0
4
8
12
16
20
24

INSMED INCORPORATED

Aztreonam vs. Tobi
®
(inhaled tobramycin)
CF Phase 3 Trial Results: Pulmonary Function
Source:  2010 North American CF Conference Poster 305 and Slide Presentation, 10/10.
•Tobi
®
(Tobramycin Inhalation Solution) is a registered trademark of Novartis.
** AZLI = Aztreonam; TIS = Tobi
®
Lung function returned to baseline or lower during each off treatment period and at the end of 24 weeks, both treatment groups showed a decline in lung function from baseline
Lung Function
Adjusted Mean Relative Change in FEV
1
% Predicted
Week: 2
AZLI
TIS
+ 7.8
P
= 0.0001
95% CI (3.86, 11.73)
AZLI/ TIS
28 Days
AZLI/ TIS
28 Days
AZLI/ TIS
28 Days

Percentage Change from Baseline in FEV_1 (ml)
Off-Treatment Period

INSMED INCORPORATED

Arikace—Cystic Fibrosis
Phase 2 Pooled Results (560mg QD): Pulmonary Function
Mean (SE)
Arikace demonstrated statistically significant and clinically meaningful improvement in pulmonary function throughout the 28-day treatment period that was sustained through the off-treatment period
P = 0.033
P = 0.003
(36/36) (36/35) (33/36) (32/35) (34/35) (34/34)
(N=Arikace/Placebo)
3%
0%
3%
6%
9%
12%
15%
18%
0 7 14 21 28 56
6%
Arikace
560mg
Placebo
Visit Day
% Change in FEV (ml) vs. Baseline
(N)
1

Relative Change in FEV1 vs Baseline (%)

INSMED INCORPORATED

Visit Days
Patients Receiving 560 mg Arikace
®
Once Daily for 28 Days and Off-Treatment for 56 Days
Arikace—Cystic Fibrosis
Open Label Extension (TR02-105): Duration of Response
Treatment
Period
*   Significance at end of treatment over 6 cycles
** Significance 56 days off-treatment over 6 cycles
An open label extension study TR02-105 demonstrated the sustained efficacy
Of Arikace during and between multiple cycles of therapy
0
5
10
15
20
14 28 56 70 85 98 112 140 154 169 182 196 224 238 253 266 280 308 322 337 350 364 392 406 421 434 448 476 490 504
42
41 42 42 41 41 41 41 41 45
N=
45 47 46 44 45 47 46 46 45 44 44 44 43 43 43 43 44 43 45
p=0.0001**
p<0.0001*
41 47
Cycle
1
Cycle
2
Cycle
3
Cycle
4
Cycle
5
Cycle
6

Arikace—Cystic Fibrosis
Phase III Program (pending FDA review and lifting of clinical hold)
Insmed had reached agreement with FDA and EMA on NDA/MAA path for CF
Patients with Pseudomonas lung infections
One E.U. Phase 3 (Arikace vs Tobi
®
Study, N = 300)
–
Primary End-Point: Relative Change in FEV-1 at week 24
•
Key Secondary End-Point: Time to Pulmonary Exacerbation
•
Key inclusion Criteria: FEV-1 % Predicted > 25%
–
Approximately 260 patients required to demonstrate non-inferiority at agreed upon margin with 80% power
One U.S. Phase 3 (Arikace vs Placebo Study, N = 300)
–
Primary End-Point: Time to Pulmonary Exacerbation
•
Key Secondary End-Point: Relative Change in FEV-1
•
Key inclusion Criteria: FEV-1 % Predicted > 25%
–
Approximately 260 patients required to demonstrate superiority with 80% power
–
Estimate 50% reduction in frequency of exacerbations
–
Prospectively planned to evaluate pooled event rate to assess adequacy of sample

35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Unique Patients
2006
2008
Physician Office
Total Hospital

INSMED INCORPORATED

Arikace—Non-TB Mycobacteria
Epidemiology and Disease Description
Diagnosis of NTM pulmonary
infections are growing
rapidly
Current treatment
approaches have limited
efficacy and are associated
with significant toxicity
Mean age of 66 years
66% treated with
antibiotics; mean of 7.6
courses per year
Average Length of Inpatient
Hospital Stay = 10.2 days
Non-TB mycobacteria (NTM) is an intracellular pathogen that can cause severe pulmonary disease with limited effective treatment options
Source:  SDI Healthcare Database, July 2009.
Total U.S. Patients Diagnosed with Non-TB Mycobacteria
Pulmonary Disease
32.0K  +20%
2-Yr Growth
14.4K  +7%
2-Yr Growth

Arikace—Non-TB Mycobacteria
Phase 2 Program (pending FDA review and lifting of clinical hold)
Trial Design and Patient Population:
–
Randomized, double-blind, placebo controlled phase 2 study in patients with recalcitrant/persistent NTM lung disease who are on a stable ATS/IDSA guidelines-based multi-drug treatment regimen
–
Patients receive Arikace or placebo daily for 84 days; then all patients can receive Arikace 560 mg in an open-label manner for an additional 84 days
Key Inclusion Criteria:  History of chronic infection with either Mycobacterium avium complex or Mycobacterium abscessus or mixed infection with both species
Primary endpoint:  Change in mycobacterial culture results from baseline to end of treatment [Time Frame: 84 days]
High unmet medical need enables a phase 2 program consisting of a single study of approximately 100 patients

Projected Cash
at year end
2011
Approximately $72 to $75 million currently forecast
Current Overview: Capital Structure and Key Financials
Pro Forma
Balance Sheet
Pro forma cash of ~$85 million as of September 30, 2011
No Debt
Present Capital
Structure
25.8 M fully diluted shares following reverse stock split:
24.8 million Common Shares
1.0 million options, restricted stock and warrants
Insmed has a strong cash position and no debt

Insmed: Value Proposition
Attractive
Late-Stage
Opportunity
Arikace® (liposomal amikacin for inhalation), is Phase 3-ready for cystic fibrosis (CF) Pseudomonas and Phase 2-ready for non-TB mycobacteria
(NTM) lung infections
Amikacin is an FDA-approved antibiotic, long recognized as one of the most effective treatments for gram-negative infections
Arikace has strong Phase 2 efficacy and safety data in CF
Compelling
Business Model
Arikace has global annual market potential of over $1 Billion in CF and NTM
Limited commercial infrastructure required
Orphan drug indications with high unmet need
Strong IP and potential for extended exclusivity
Strong Balance
Sheet &
Experienced
Management
As of end of 3Q 2011, company had ~$85 million in cash and no debt
Over 150 years of combined experience in pharmaceutical industry and drug development
Arikace® is a potentially highly differentiated product opportunity that offers a compelling business model in two orphan diseases